SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2007

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

American Land Lease, Inc. (“ALL”) announces that Robert Blatz, President and COO, attended the A.G. Edwards Yield Conference in New York City on Tuesday, May 15, 2007. Mr. Blatz discussed information as provided in the presentation entitled “American Land Lease, Inc. Financial Presentation A.G. Edwards, NYC May 15, 2007” which is available on American Land Lease’s Website at the link: http://www.americanlandlease.com/Investor Relations/Financial/American Land Lease, Inc. Financial Presentation A.G. Edwards, NYC May 15, 2007.pdf and is furnished herewith. The information contained on American Land Lease’s website is not incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description
99.1	American Land Lease, Inc. Financial Presentation A.G. Edwards, NYC May 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

By	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date: May 15, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	American Land Lease, Inc. Financial Presentation A.G. Edwards, NYC May 15, 2007